EXHIBIT 99.3

Clinical Data®

Partnering & Investment
Showcase

Israel M. Stein MD
President, CEO

January 19, 2005

Forward-Looking Statement

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The following presentation contains certain forward-looking information about Clinical Data that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”,
“anticipate(s)” and similar expressions are intended to identify forward-looking statements.  These statements include, but are not limited to statements regarding: our ability to successfully integrate the operations, business and technology obtained in our recent acquisition of Genaissance Pharmaceuticals and to be obtained in our announced acquisition of Icoria;  our ability to obtain regulatory approval for, and successfully introduce our new products; our ability to expand our long-term business opportunities; our ability to maintain normal terms with our customers and partners; financial projections and estimates and their underlying assumptions; and statements regarding future performance.  All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.  These risks and uncertainties include, but are not limited to:  our ability to consummate the acquisition of Icoria and to achieve the expected synergies and operating efficiencies from the Genaissance acquisition and the Icoria acquisition;
the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for biomarker and pharmacogenomic products and services;
general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our
Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, and our 2004 and 2005 quarterly Form 10-QSB and
Form 10Q filings.  Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of or non-occurrence of any events.

MISSION

Molecular Diagnostics

Pharmacogenomic and molecular tests to guide patient diagnosis and drug efficacy and safety.  Providing “Targeted” or “Individualized” therapy.

Genomic Services

Sequencing, Genotyping, Gene Expression and Metabolomic services to pharma and biotech for all stages of drug development and post-surveillance monitoring.

Classical Diagnostics

To provide a range of diagnostic laboratory products to doctor’s offices, clinics and small hospitals worldwide.

Corporate Structure

Clinical Data, Inc.                                       Newton, MA

NASDAQ National Market      CLDA

Market Cap: $120 MILLION

Revenues:  $100 MILLION ANNUALIZED

Shares Outstanding: 6.7 MILLION

475 employees worldwide

2005 Growth Story

Boston Globe 100, May 2005

#9 overall     #1 in growth

Business Week, May 2005

#29 of 100 “Hot Growth Companies”

Business 2.0, June 2005

#3 Fastest Growing Tech. Companies

Fortune September 2005

#10 Overall

Genomic Services

- Genaissance Pharmaceuticals, Inc.

Pharmacogenomics

Molecular diagnostic services

Regulated and Research

Houston, Texas

New Haven Connecticut

Morrisville, North Carolina

Cambridge, England

- Icoria, Inc.

Raleigh, North Carolina

Molecular Diagnostic Services

Gene Expression

Metabolomics

Classical Diagnostics

- Clinical Data S&S, Inc.

Smithfield RI and Brea CA

                                Laboratory equipment distribution, reagent manufacturing

- Vital Scientific NV

Spankeren, The Netherlands

                                Instrumentation Development and Production

- Vital Diagnostics Pty. Ltd.

Sydney AU

                                Diagnostics distribution and immunoassay reagent production

- Electa Lab Srl

Forli, Italy

                                ESR Immunochemistry Instrumentation

Quality and Regulatory

U.S. genomics operations GLP & CLIA certified

ISO 9001 and 13485 certified.

FDA certified US & European manufacturing facilities.

European IVD standards

Australia GMP licensed

Genaissance Pharmaceuticals
          Acquired October 2005

Improve safety & efficacy of medications by “individualizing” therapy based on genetic makeup.

Improve drug development and rescue “stalled” drugs by
demonstrating the role of genetic variation in drug response.

Develop clinical diagnostic assays

Offer CLIA approved clinical molecular diagnostics (Long QT)

                                                                                                                                                                                                  Icoria
Acquired December 2005

Develop biomarkers based on gene expression and metabolomics
(biochemical pathways) .

Finding new ways of detecting early stage evidence of liver injury and diabetes.

Provide molecular services to pharma, biotech, government and academia.

Genomics Services

Sequencing

Genotyping

Molecular Sciences

Gene Expression/Pathway Analysis

Extraction and BioBanking

Research Phase

  Clinical Dev.

Preclinical Dev.

Post Launch

Product Lifecycle

Supports development of Biomarkers and Clinical PGx Products

Classical Diagnostic Products

Chemistry and Hematology analyzers

Manufactured and distributed worldwide.

Clinical Chemistry/Coagulation - Netherlands

ESR- Italy

Cell Counters - OEM from France.

Clinical Chemistry Assays and Supplies

Reagents produced in USA. Worldwide distribution.

OEM  assays  -  Daiichi-Sankyo - Japan

Selectra-E

5500 instruments worldwide

Three Analyzers – One Chemistry

180 test per hour

360 tests per hr + 100 ISE

Marketing Partner

Dade Behring

Seeking Opportunities

To expand and optimize worldwide operations

To leverage existing analytical platforms in PGx

Identify new and complimentary clinical assays

In-licensing of IP

M&A and partnering opportunities

Seeking Opportunities

Identify new IP in CNS, Cardiac Disease and Oncology

Utilize CLIA approved laboratory status in U.S. to formulate and commercialize “Home Brew” diagnostic assays.

Rescue “stalled” drugs through PGx

BECOME A MARKET LEADER IN CLINICAL PGx TESTING

Clinical Data®